UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2016

YANGTZE RIVER DEVELOPMENT LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-166343	27-2037711
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

183 Broadway, Suite 5, New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

F/K/A Kirin International Holding, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 13, 2016, Yangtze River Development Limited (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of the State of the State of Nevada, changing its name from “Kirin International Holding, Inc.” to “Yangtze River Development Limited”. A copy of the Amendment is attached hereto as Exhibit 3.1.

In connection with the name change, the Company has applied for a new trading symbol for the Company’s common stock, which is currently quoted under the OTC Markets.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

YANGTZE RIVER DEVELOPMENT LIMITED

Date: January 20, 2016	By:	/s/ Xiangyao Liu
Xiangyao Liu President & CEO

3